MERRILL LYNCH INTERNATIONAL EQUITY FUND

                Supplement dated December 6, 2000 to the
                   Prospectus dated September 29, 2000

         The section captioned "About The Portfolio Manager" appearing on page 8 is amended as follows:

         The biography of Clive D. Lang is hereby removed, and is replaced by the following biography of Jeremy Beckwith, who is primarily responsible for the day-to-day management of the Fund's portfolio:

         Jeremy Beckwith has been the Fund's Senior Portfolio Manager since December 2000 and a Director of Stock Selection (International Equity and International Equity Focus Funds) of Merrill Lynch Asset Management U.K. Ltd. since 1998. Mr. Beckwith was a Managing Director of the Portfolio Management Group of Merrill Lynch Global Asset Management Ltd. from 1990 to 1998.